                                        ASSIGNMENT AND ASSUMPTION AGREEMENT

         ASSIGNMENT AND ASSUMPTION  AGREEMENT,  dated as of February 22, 2007, between Residential Funding Company,
LLC, a Delaware  limited  liability  company  ("RFC") and  Residential  Asset Mortgage  Products,  Inc., a Delaware
corporation (the "Company").

                                                     Recitals

A.       RFC has entered into seller contracts  ("Seller  Contracts") with the  seller/servicers  pursuant to which such seller/servicers sell mortgage loans to RFC.

B.       The Company  wishes to purchase  from RFC  certain  Mortgage  Loans (as  hereinafter  defined)  originated pursuant to the Seller Contracts.

C.       The Company, RFC, as master servicer,  and LaSalle Bank National Association,  as trustee (the "Trustee"), are entering  into a Pooling and  Servicing  Agreement  dated as of February 1, 2006 (the  "Pooling  and  Servicing
Agreement"),  pursuant  to which the Trust will  issue  Mortgage  Asset-Backed  Pass-Through  Certificates,  Series
2007-RZ1  (the  "Certificates")  consisting of fifteen  classes  designated  as  Class A-1,  Class A-2,  Class A-3,
Class M-1S,  Class M-2S,  Class M-3S, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10,
Class B, Class SB,  Class R,  representing beneficial ownership interests in a trust fund consisting primarily of a pool of fixed and  adjustable  rate one- to four-family  mortgage loans  identified on Exhibit F to the Pooling and
Servicing Agreement (the "Mortgage Loans").

D.       In  connection  with the  purchase of the  Mortgage  Loans,  the  Company  will assign to RFC a de minimis portion of the Class R Certificates (the "Retained Certificates").

E.       In connection  with the purchase of the Mortgage  Loans and the issuance of the  Certificates,  RFC wishes to make certain representations and warranties to the Company.

F.       The  Company  and RFC  intend  that the  conveyance  by RFC to the  Company  of all its  right,  title and interest in and to the Mortgage  Loans pursuant to this  Agreement  shall  constitute a purchase and sale and not a loan.

         NOW  THEREFORE,  in  consideration  of the  recitals  and the  mutual  promises  herein and other good and valuable consideration, the parties agree as follows:

1.       All  capitalized  terms used but not  defined  herein  shall  have the  meanings  assigned  thereto in the
Pooling and Servicing Agreement.

2.       Concurrently  with the execution and delivery  hereof,  RFC hereby assigns to the Company without recourse all of its right,  title and interest in and to the Mortgage Loans,  including all interest and principal  received on or with respect to the  Mortgage  Loans after the Cut-off  Date (other than  payments of principal  and interest due on the  Mortgage  Loans in the month of the  Cut-off  Date).  In  consideration  of such  assignment,  RFC will receive from the Company,  in immediately  available funds, an amount equal to  $340,619,141.37,  including accrued interest,  and the Retained  Certificates.  In connection with such assignment and at the Company's direction,  RFC has in respect of each Mortgage Loan endorsed the related  Mortgage Note (other than any Destroyed  Mortgage  Note, as defined in the  following  sentence)  to the order of the Trustee and  delivered  an  assignment  of mortgage in recordable  form to the  Trustee or its agent.  A Destroyed  Mortgage  Note means a Mortgage  Note the  original of which was permanently lost or destroyed.

                  The  Company  and RFC intend that the  conveyance  by RFC to the Company of all its right,  title and interest in and to the Mortgage Loans  pursuant to this Section 2  shall be, and be construed as, a sale of the
Mortgage Loans by RFC to the Company.  It is,  further,  not intended that such conveyance be deemed to be a pledge of the Mortgage  Loans by RFC to the Company to secure a debt or other  obligation  of RFC.  Nonetheless,  (a) this
Agreement  is intended to be and hereby is deemed to be a security  agreement  within the meaning of Articles 8 and
9 of the Minnesota Uniform  Commercial Code and the Uniform  Commercial Code of any other applicable  jurisdiction;
(b) the conveyance  provided for in this  Section shall be deemed to be a grant by RFC to the Company of a security interest in all of RFC's right  (including  the power to convey title  thereto),  title and  interest,  whether now owned or hereafter  acquired,  in and to (A) the Mortgage Loans,  including the Mortgage Notes, the Mortgages,  any related  insurance  policies  and all other  documents  in the related  Mortgage  Files,  (B) all  amounts  payable pursuant to the  Mortgage  Loans in  accordance  with the terms  thereof  and (C) any and all  general  intangibles consisting of, arising from or relating to any of the foregoing,  and all proceeds of the conversion,  voluntary or
involuntary,  of  the  foregoing  into  cash,  instruments,   securities  or  other  property,  including,  without
limitation,  all amounts from time to time held or invested in the  Certificate  Account or the Custodial  Account,
whether in the form of cash,  instruments,  securities or other  property;  (c) the possession by the Trustee,  the
Custodian  or any other  agent of the Trustee of  Mortgage  Notes or such other  items of  property  as  constitute instruments,  money,  payment  intangibles,  negotiable  documents,  goods,  deposit  accounts,  letters of credit, advices  of  credit,  investment  property,  certificated  securities  or  chattel  paper  shall  be  deemed  to be
"possession by the secured party",  or possession by a purchaser or a person  designated by such secured party, for purposes of perfecting the security  interest  pursuant to the Minnesota  Uniform  Commercial  Code and the Uniform
Commercial Code of any other applicable  jurisdiction  (including,  without  limitation,  Sections 8-106, 9-313 and
9-106  thereof);  and  (d) notifications  to persons  holding  such  property,  and  acknowledgments,  receipts  or confirmations from persons holding such property,  shall be deemed  notifications to, or acknowledgments,  receipts or confirmations from, financial  intermediaries,  bailees or agents (as applicable) of the Trustee for the purpose of  perfecting  such  security  interest  under  applicable  law.  RFC shall,  to the extent  consistent  with this
Agreement,  take such  reasonable  actions as may be  necessary to ensure that,  if this  Agreement  were deemed to create a security  interest in the Mortgage Loans and the other property  described above,  such security  interest would be deemed to be a perfected  security  interest of first priority under applicable law and will be maintained as such  throughout  the term of this  Agreement.  Without  limiting the  generality  of the  foregoing,  RFC shall prepare and deliver to the Company not less than 15 days prior to any filing date,  and the Company  shall file, or shall cause to be filed,  at the expense of RFC,  all  filings  necessary  to  maintain  the  effectiveness  of any original  filings  necessary  under the Uniform  Commercial  Code as in effect in any  jurisdiction  to perfect the
Company's  security  interest in or lien on the  Mortgage  Loans  including  without  limitation  (x)  continuation statements,  and (y) such other  statements  as may be  occasioned by (1) any change of name of RFC or the Company,
(2) any change of location of the place of business,  state of formation or the chief  executive  office of RFC, or
(3) any transfer of any interest of RFC in any Mortgage Loan.

3.       Concurrently  with the execution and delivery  hereof,  the Company hereby assigns to RFC without recourse all of its right,  title and interest in and to the Retained  Certificates as part of the consideration  payable to
RFC by the Company pursuant to this Agreement.

4.       RFC  represents  and  warrants to the  Company,  with  respect to each  Mortgage  Loan that on the date of execution  hereof (or, if otherwise  specified below, as of the date so specified and provided that all percentages of the Mortgage Loans  described in this Section 4 are  approximate  percentages by outstanding  principal  balance determined as of the Cut-off Date after deducting payments due during the month of the Cut-off Date):

(a)      The  information  set forth in the Mortgage Loan  Schedule for such Mortgage  Loans is true and correct in all material respects as of the date or dates respecting which such information is furnished;

(b)      Each Mortgage Loan constitutes a qualified mortgage under  Section 860G(a)(3)(A)  of the Code and Treasury
         Regulations Section 1.860G-2(a)(1);

(c)      Immediately  prior to the conveyance of the Mortgage Loans to the Company,  RFC had good title to, and was the sole  owner of,  each  Mortgage  Loan free and clear of any  pledge,  lien,  encumbrance  or  security interest (other than rights to servicing and related  compensation) and such conveyance  validly transfers ownership  of the  Mortgage  Loans to the  Company  free and clear of any  pledge,  lien,  encumbrance  or security interest;

(d)      Each  Mortgage Note  constitutes a legal,  valid and binding  obligation of the Mortgagor  enforceable  in accordance  with its terms except as limited by  bankruptcy,  insolvency or other  similar laws  affecting generally the enforcement of creditors' rights;

(e)      Except as otherwise  specifically  set forth herein,  there is no default,  breach,  violation or event of acceleration  existing  under the terms of any Mortgage  Note or Mortgage and no event which,  with notice and  expiration of any grace or cure period,  would  constitute a default,  breach,  violation or event of acceleration under the terms of any Mortgage Note or Mortgage, and no such default,  breach,  violation or event of  acceleration  has been waived by RFC or by any other  entity  involved  in  servicing a Mortgage
         Loan;

(f)      None of the Mortgage Loans are 30 days or more delinquent in payment of principal and interest;

(g)      None of the mortgage loans have been a maximum of 30 or more days delinquent in the last 24 months;

(h)      None of the Mortgage Loans are buydown Mortgage Loans;

(i)      To the best of RFC's  knowledge,  there is no  delinquent  tax or  assessment  lien  against  any  related
         Mortgaged Property;

(j)      No Mortgagor has any valid right of offset,  defense or  counterclaim  as to the related  Mortgage Note or
         Mortgage, except as may be provided under the Relief Act;

(k)      No Mortgage Loan provides for payments  that are subject to reduction by  withholding  taxes levied by any foreign (non-United States) sovereign government;

(l)      (1) The  proceeds  of each  Mortgage  Loan have been  fully  disbursed  and  (2) to  the best of  Seller's knowledge,  there is no requirement  for future  advances  thereunder and any and all  requirements  as to completion of any on-site or off-site  improvements  and as to  disbursements of any escrow funds therefor
         (including any escrow funds held to make Monthly Payments pending  completion of such  improvements)  have been complied with.  All costs,  fees and expenses  incurred in making,  closing or recording the Mortgage
         Loans were paid;

(m)      To the best of RFC's  knowledge,  with respect to each Mortgage  Loan,  there are no  mechanics'  liens or claims for work, labor or material  affecting any Mortgaged  Property which are or may be a lien prior to, or equal  with,  the lien of the  related  Mortgage,  except  such liens that are  insured or  indemnified against by a title insurance policy;

(n)      With respect to each  Mortgage  Loan, a policy of title  insurance was effective as of the closing of each
         Mortgage  Loan,  is valid and  binding,  and  remains  in full  force and  effect,  unless  the  Mortgaged
         Properties are located in the State of Iowa and an attorney's certificate has been provided;

(o)      Each  Mortgaged  Property  is free of damage  and in good  repair and no notice of  condemnation  has been given  with  respect  thereto  and RFC knows of  nothing  involving  any  Mortgaged  Property  that  could reasonably  be  expected  to  materially  adversely  affect the value or  marketability  of any  Mortgaged
         Property;

(p)      Each Mortgage  contains  customary and enforceable  provisions which render the rights and remedies of the holder adequate to realize the benefits of the security against the Mortgaged  Property,  including (i) in the case of a Mortgage that is a deed of trust,  by trustee's  sale, or (ii) by judicial  foreclosure  or, if applicable,  non-judicial  foreclosure,  and to the best of RFC's  knowledge,  there is no homestead or other  exemption  available to the Mortgagor  that would  interfere with such right to sell at a trustee's sale or right to  foreclosure,  subject in each case to  applicable  federal  and state laws and  judicial precedents with respect to bankruptcy and right of redemption;

(q)      To the best of RFC's  knowledge,  with respect to each  Mortgage  that is a deed of trust,  a trustee duly qualified under applicable law to serve as such is properly named,  designated and serving,  and except in connection  with a trustee's  sale after  default by a  Mortgagor,  no fees or expenses are payable by the seller or RFC to the trustee under any Mortgage that is a deed of trust;

(r)      If the  improvements  securing a Mortgage  Loan are located in a federal  designated  special flood hazard area,  flood  insurance in the amount  required  under the Program  Guide covers such  Mortgaged  Property
         (either by coverage under the federal flood insurance program or by coverage from private insurers);

(s)      With  respect to each  Mortgage  Loan,  any  appraisal  made in  connection  with the  origination  of the
         Mortgage Loan was made by an appraiser who meets the minimum  qualifications  for  appraisers as specified in the Program Guide;

(t)      Each Mortgage Loan is covered by a standard hazard insurance policy;

(u)      To the best of RFC's  knowledge,  any escrow  arrangements  established  with respect to any Mortgage Loan are in compliance with all applicable  local,  state and federal laws and are in compliance with the terms of the related Mortgage Note;

(v)      No Mortgage Loan was  originated  on or after  October 1, 2002 and before March 7, 2003,  which is secured by property located in the State of Georgia;

(w)      None of the  Mortgage  Loans are secured by a leasehold  estate.  In  connection  with any  Mortgage  Loan secured by a leasehold  interest,  with respect to each leasehold  interest:  the use of leasehold estates for residential  properties is an accepted  practice in the area where the related  Mortgaged  Property is located;  residential  property in such area consisting of leasehold  estates is readily  marketable;  the lease is recorded and no party is in any way in breach of any  provision of such lease;  the  leasehold is in full force and  effect and is not  subject  to any prior  lien or  encumbrance  by which the  leasehold could be  terminated  or subject to any charge or penalty;  and the  remaining  term of the lease does not terminate less than ten years after the maturity date of such Mortgage Loan;

(x)      Each  Mortgage  Loan as of the  time  of its  origination  complied  in all  material  respects  with  all applicable  local,  state and  federal  laws,  including,  but not limited  to, all  applicable  predatory lending laws;

(y)      None of the Mortgage  Loans are subject to the Home Ownership and Equity  Protection Act of 1994.  None of
         the  Mortgage  Loans  are  loans  that,  under  applicable  state or local  law in  effect  at the time of origination  of the loan,  are referred to as (1) "high cost" or "covered"  loans or (2) any other similar designation  if the law imposes  greater  restrictions  or  additional  legal  liability  for  residential mortgage loans with high interest rates, points and/or fees;

(z)      To the best of RFC's  knowledge,  the Subservicer for each Mortgage Loan has accurately and fully reported its borrower credit files to each of the Credit Repositories in a timely manner;

(aa)     None of the  proceeds of any  Mortgage  Loan were used to finance the  purchase of single  premium  credit insurance policies;

(bb)     No Mortgage  Loan is a High Cost Loan or Covered  Loan,  as  applicable  (as such terms are defined in the then current  Standard & Poor's LEVELS(R)Glossary which is now Version 5.7 Revised,  Appendix E) (attached hereto as Exhibit  A));  provided  that no  representation  and  warranty is made in this clause (aa) with respect to any  Mortgage  Loan  secured by a  Mortgaged  Property  located in the States of Kansas or West
         Virginia;  and provided  further that no Qualified  Substitute  Mortgage Loan shall be a High Cost Loan or
         Covered  Loan (as such terms are defined in Appendix E of the  Standard & Poor's  Glossary For File Format
         For  LEVELS(R)in effect on the date of  substitution,  with such  exceptions  thereto as the  Company  and
         Standard & Poor's may reasonably agree);

(cc)     No Mortgaged  Property  consists of a mobile home or a manufactured  housing unit that is not  permanently affixed to its foundation;

(dd)     The proceeds of the Mortgage Loan have been fully  disbursed,  there is no requirement for future advances thereunder;

(ee)     With respect to each Mortgage Loan,  either (i) each Mortgage Loan contains a customary  provision for the acceleration  of the  payment  of the  unpaid  principal  balance  of the  Mortgage  Loan in the event the related  Mortgaged  Property is sold without the prior  consent of the  mortgagee  thereunder  or (ii) the
         Mortgage Loan is assumable pursuant to the terms of the Mortgage Note;

(ff)     No  Mortgage  Loan has a  prepayment  penalty  term  that  extends  beyond  five  years  after the date of origination;

(gg)     No Mortgage Loan provides for deferred interest or negative amortization;

(hh)     Each  Mortgage  Loan listed on the attached  Exhibit B has an original  term to maturity of 360 months and an original amortization term of 480 months; and

         Upon  discovery  by RFC or upon  notice  from the  Company  or the  Trustee  of a breach of the  foregoing representations  and warranties in respect of any Mortgage  Loan, or upon the  occurrence of a Repurchase  Event as described  in  Section 5  below,  which  materially  and  adversely  affects  the  interests  of any holders of the
Certificates  or the Company in such  Mortgage  Loan  (notice of which breach or  occurrence  shall be given to the
Company by RFC,  if it  discovers  the same),  RFC shall,  within 90 days  after the  earlier of its  discovery  or receipt of notice  thereof,  either cure such breach or  Repurchase  Event in all material  respects or,  except as otherwise provided in Section 2.04 of the Pooling and Servicing  Agreement,  either (i) purchase such Mortgage Loan from the Trustee or the  Company,  as the case may be, at a price  equal to the  Purchase  Price for such  Mortgage
Loan or (ii)  substitute a Qualified  Substitute  Mortgage  Loan or Loans for such  Mortgage Loan in the manner and subject to the  limitations  set forth in  Section 2.04  of the Pooling and Servicing  Agreement.  If the breach of representation  and warranty that gave rise to the  obligation to repurchase or substitute a Mortgage Loan pursuant to this  Section 4  was the  representation  set forth in clause (x) of this  Section 4,  then RFC shall pay to the
Trust Fund,  concurrently with and in addition to the remedies provided in the preceding sentence,  an amount equal to any  liability,  penalty or expense that was  actually  incurred and paid out of or on behalf of the Trust Fund, and that directly  resulted from such breach,  or if incurred and paid by the Trust Fund  thereafter,  concurrently with such payment.

5.       With respect to each Mortgage Loan, a repurchase event  ("Repurchase  Event") shall have occurred if it is discovered that, as of the date hereof,  the related  Mortgage was not a valid first lien on the related  Mortgaged
Property  subject  only to (i) the lien of real  property  taxes  and  assessments  not yet due and  payable,  (ii)
covenants,  conditions,  and  restrictions,  rights of way,  easements and other matters of public record as of the date of recording of such Mortgage and such other  permissible  title exceptions as are listed in the Program Guide and (iii) other matters to which like  properties  are commonly  subject which do not materially  adversely  affect the value, use,  enjoyment or marketability of the Mortgaged  Property.  In addition,  with respect to any Mortgage
Loan as to which the Company  delivers to the Trustee or the  Custodian an affidavit  certifying  that the original
Mortgage Note has been lost or destroyed,  if such Mortgage  Loan  subsequently  is in default and the  enforcement thereof or of the related Mortgage is materially  adversely  affected by the absence of the original Mortgage Note, a Repurchase  Event shall be deemed to have  occurred and RFC will be obligated to  repurchase  or  substitute  for such Mortgage Loan in the manner set forth in Section 4 above.

6.       RFC hereby  represents  and warrants to the Company that with respect to each Mortgage  Loan,  the REMIC's tax basis in each  Mortgage  Loan as of the Closing Date is equal to or greater  than 100% of the Stated  Principal
Balance thereof.

7.       This Agreement  shall inure to the benefit of and be binding upon the parties hereto and their  respective successors and assigns, and no other person shall have any right or obligation hereunder.

8.       RFC, as master  servicer  under the Pooling and Servicing  Agreement  (the "Master  Servicer"),  shall not waive (or  permit a  sub-servicer  to waive)  any  prepayment  charge on a Mortgage  Loan (a  "Prepayment  Charge")
unless:  (i)  the  enforceability  thereof  shall  have  been  limited  by  bankruptcy,   insolvency,   moratorium,
receivership  and other similar laws relating to  creditors'  rights  generally,  (ii) the  enforcement  thereof is illegal,  or any local,  state or federal agency has threatened legal action if the Prepayment  Charge is enforced,
(iii) the  collectability  thereof shall have been limited due to  acceleration in connection with a foreclosure or other  involuntary  payment or (iv) such waiver is standard and customary in servicing  similar  Mortgage Loans and relates to a default or a  reasonably  foreseeable  default  and would,  in the  reasonable  judgment of the Master
Servicer,  maximize  recovery of total  proceeds  taking into account the value of such  Prepayment  Charge and the related  Mortgage  Loan.  In no event will the Master  Servicer  waive a  Prepayment  Charge in  connection  with a refinancing  of a  Mortgage  Loan that is not  related  to a default  or a  reasonably  foreseeable  default.  If a
Prepayment  Charge is  waived,  but does not meet the  standards  described  above,  then the  Master  Servicer  is required  to pay the amount of such  waived  Prepayment  Charge to the holder of the Class SB  Certificates  at the time that the amount prepaid on the related  Mortgage Loan is required to be deposited into the Custodial  Account.
Notwithstanding  any other  provisions of this  Agreement,  any payments made by the Master  Servicer in respect of any waived  Prepayment  Charges  pursuant to this Section  shall be deemed to be paid outside of the Trust Fund and not part of any REMIC.

9.       In the event that the Monthly  Payment due on any  Mortgage  Loan during the month of the Closing  Date or the first  Monthly  Payment due on any  Mortgage  Loan after the Closing  Date has not been  received by the Master
Servicer  or the  related  Subservicer  within 45 days of the  related  Due Date for such  Monthly  Payment on such
Mortgage Loan, RFC shall  repurchase such Mortgage Loan at the related  Purchase Price in the manner and subject to the  limitations  set forth in Section 2.04 of the Pooling and Servicing  Agreement,  in either case within 60 days of written notice from Banc of America Securities LLC.  Notwithstanding  the foregoing,  Residential  Funding shall not have the  obligation to  repurchase a Mortgage  Loan in accordance  with this Section 9 unless RFC has received written  notice from Banc of America  Securities  LLC of such breach of such covenant for such Mortgage Loan within
150 days of the Closing  Date.  For purposes of this Section 9, any Monthly  Payment on a Mortgage Loan received by a prior  servicer  before the servicing of such Mortgage Loan has been  transferred  to the Master  Servicer or the related  Subservicer or any Monthly  Payment that was received but misapplied by the Master Servicer or the related
Subservicer  shall be deemed to be received by the Master  Servicer  or the related  Subservicer  as of the date of receipt by such prior servicer, the Master Servicer or the Subservicer, as applicable.

                                             [Signature page follows]

         IN WITNESS  WHEREOF,  the parties have entered into this  Assignment  and  Assumption  Agreement as of the date first above written.

                                                     RESIDENTIAL FUNDING COMPANY, LLC

                                                     By:_____________________________
                                                          Name:
                                                          Title:

                                                     RESIDENTIAL ASSET MORTGAGE
                                                     PRODUCTS, INC.

                                                     By:_____________________________
                                                          Name:
                                                          Title:

                                                     EXHIBIT A

                                 APPENDIX E OF THE STANDARD & POOR'S GLOSSARY FOR
                                        FILE FORMAT FOR LEVELS(R)VERSION 5.7

                                                                                           REVISED October 20, 2006

         APPENDIX E - STANDARD & POOR'S PREDATORY LENDING CATEGORIES

         Standard & Poor's has  categorized  loans  governed by  anti-predatory  lending laws in the  Jurisdictions listed  below into three  categories  based  upon a  combination  of factors  that  include  (a) the risk  exposure associated  with the  assignee  liability  and (b) the tests and  thresholds  set  forth in those  laws.  Note that certain  loans  classified  by the  relevant  statute as Covered  are  included in Standard & Poor's High Cost Loan
Category because they included  thresholds and tests that are typical of what is generally  considered High Cost by the industry.

         STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION

---------------------------------- ------------------------------------------------- ---------------------------------
                                                                                              CATEGORY UNDER
                                            NAME OF ANTI-PREDATORY LENDING                   APPLICABLE ANTI-
       STATE/JURISDICTION                         LAW/EFFECTIVE DATE                      PREDATORY LENDING LAW
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
Arkansas                           Arkansas Home Loan Protection Act,                High Cost Home Loan
                                   Ark. Code Ann.ss.ss.23-53-101 et seq.

                                   Effective July 16, 2003
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
Cleveland Heights, OH              Ordinance No. 72-2003 (PSH), Mun.                 Covered Loan
                                   Codess.ss.757.01 et seq.

                                   Effective June 2, 2003
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
Colorado                           Consumer Equity Protection, Colo. Stat.           Covered Loan
                                   Ann.ss.ss.5-3.5-101 et seq.

                                   Effective for covered loans offered or entered
                                   into on or after January 1, 2003. Other
                                   provisions of the Act took effect on June 7,
                                   2002
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
Connecticut                        Connecticut Abusive Home Loan                     High Cost Home Loan
                                   Lending Practices Act, Conn. Gen. Stat.
                                 ss.ss.36a-746 et seq.

                                   Effective October 1, 2001
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
District of Columbia               Home Loan Protection Act, D.C. Code               Covered Loan
                                 ss.ss.26-1151.01 et seq.

                                   Effective for loans closed on or after January
                                   28, 2003
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
Florida                            Fair Lending Act, Fla. Stat. Ann.ss.ss.            High Cost Home Loan
                                   494.0078 et seq.

                                   Effective October 2, 2002
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
Georgia (Oct. 1, 2002 -            Georgia Fair Lending Act, Ga. Code                High Cost Home Loan
Mar. 6, 2003)                      Ann.ss.ss.7-6A-1 et seq.

                                   Effective October 1, 2002 - March 6 2003
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
Georgia as amended                 Georgia Fair Lending Act, Ga. Code                High Cost Home Loan
(Mar. 7, 2003 - current)           Ann.ss.ss.7-6A-1 et seq.

                                   Effective for loans closed on or after
                                   March 7, 2003
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
HOEPA Section 32                   Home Ownership and Equity Protection              High Cost Loan
                                   Act of 1994, 15 U.S.C.ss.1639, 12
                                   C.F.R.ss.ss.226.32 and 226.34

                                   Effective October 1, 1995, amendments
                                   October 1, 2002
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---------------------------------- ------------------------------------------------- ---------------------------------
Illinois                           High Risk Home Loan Act, Ill. Comp.               High Risk Home Loan
                                   Stat. tit. 815,ss.ss.137/5 et seq.

                                   Effective January 1, 2004 (prior to this date,
                                   regulations under Residential
                                   Mortgage License Act effective from May 14,
                                   2001)
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---------------------------------- ------------------------------------------------- ---------------------------------
Indiana                            Indiana Home Loan Practices Act, Ind. Code Ann.   High Cost Home Loans
                                   ss.ss.24-9-1-1 et seq.

                                   Effective January 1, 2005; amended by 2005 HB
                                   1179, effective July 1, 2005
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---------------------------------- ------------------------------------------------- ---------------------------------
Kansas                             Consumer Credit Code, Kan. Stat. Ann.             High Loan to Value Consumer
                                   ss.ss.16a-1-101 et seq.                           Loan (id.ss.16a-3-207) and;

                                   Sections 16a-1-301 and 16a-3-207 became
                                   effective April 14, 1999;
                                   Section 16a-3-308a became effective July 1, 1999
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
                                                                                     High APR Consumer Loan (id.ss.
                                                                                     16a-3-308a)
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
Kentucky                           2003 KY H.B. 287 - High Cost Home                 High Cost Home Loan
                                   Loan Act, Ky. Rev. Stat.ss.ss.360.100 et seq.

                                   Effective June 24, 2003
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---------------------------------- ------------------------------------------------- ---------------------------------
Maine                              Truth in Lending, Me. Rev. Stat. tit. 9-          High Rate High Fee Mortgage
                                   A,ss.ss.8-101 et seq.

                                   Effective September 29, 1995 and as amended
                                   from time to time
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
Massachusetts                      Part 40 and Part 32, 209 C.M.R.ss.ss.              High Cost Home Loan
                                   32.00 et seq. and 209 C.M.R.ss.ss.40.01 et seq.

                                   Effective March 22, 2001 and amended from time
                                   to time
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
Nevada                             Assembly Bill No. 284, Nev. Rev. Stat.            Home Loan
                                   ss.ss.598D.010 et seq.

                                   Effective October 1, 2003
---------------------------------- ------------------------------------------------- ---------------------------------

---------------------------------- ------------------------------------------------- ---------------------------------
New Jersey                         New Jersey Home Ownership Security                High Cost Home Loan
                                   Act of 2002, N.J. Rev. Stat.ss.ss.46:10B- 22 et
                                   seq.

                                   Effective for loans closed on or after November
                                   27, 2003
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---------------------------------- ------------------------------------------------- ---------------------------------
New Mexico                         Home Loan Protection Act, N.M. Rev.               High Cost Home Loan
                                   Stat.ss.ss.58-21A-1 et seq.

                                   Effective as of January 1, 2004; Revised
                                   as of February 26, 2004
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---------------------------------- ------------------------------------------------- ---------------------------------
New York                           N.Y. Banking Law Article 6-1                      High Cost Home Loan

                                   Effective for applications made on or after
                                   April 1, 2003
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---------------------------------- ------------------------------------------------- ---------------------------------
North Carolina                     Restrictions and Limitations on High              High Cost Home Loan
                                   Cost Home Loans, N.C. Gen. Stat.ss.ss.24-1.1E et
                                   seq.

                                   Effective July 1, 2000; amended October 1, 2003
                                   (adding open-end lines of credit)
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
Ohio                               H.B. 386 (codified in various sections of the     Covered Loan
                                   Ohio Code), Ohio Rev. Code Ann.ss.ss.1349.25 et
                                   seq.

                                   Effective May 24, 2002
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---------------------------------- ------------------------------------------------- ---------------------------------
Oklahoma                           Consumer Credit Code (codified in various         Subsection 10 Mortgage
                                   sections of Title 14A)

                                   Effective July 1, 2000; amended effective
                                   January 1, 2004
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---------------------------------- ------------------------------------------------- ---------------------------------
South Carolina                     South Carolina High Cost and                      High Cost Home Loan
                                   Consumer Home Loans Act, S.C. Code
                                   Ann.ss.ss.37-23-10 et seq.

                                   Effective for loans taken on or after January
                                   1, 2004
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
West Virginia                      West Virginia Residential Mortgage Lender,        West Virginia Mortgage Loan Act
                                   Broker and Servicer Act, W.                       Loan
                                   Va. Code Ann.ss.ss.31-17-1 et seq.

                                   Effective June 5, 2002
---------------------------------- ------------------------------------------------- ---------------------------------

         STANDARD & POOR'S COVERED LOAN CATEGORIZATION

---------------------------------- ------------------------------------------------- ---------------------------------
       STATE/JURISDICTION                   NAME OF ANTI-PREDATORY LENDING                    CATEGORY UNDER
                                                                                             APPLICABLE ANTI-
                                                  LAW/EFFECTIVE DATE                      PREDATORY LENDING LAW
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
Georgia (Oct. 1, 2002 -            Georgia Fair Lending Act, Ga. Code                Covered Loan
Mar. 6, 2003)                      Ann.ss.ss.7-6A-1 et seq.

                                   Effective October 1, 2002 - March 6, 2003
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
New Jersey                         New Jersey Home Ownership Security                Covered Home Loan
                                   Act of 2002, N.J. Rev. Stat.ss.ss.46:10B 22 et
                                   seq.

                                   Effective November 27, 2003 - July 5, 2004
---------------------------------- ------------------------------------------------- ---------------------------------

         STANDARD & POOR'S HOME LOAN CATEGORIZATION

---------------------------------- ------------------------------------------------- ---------------------------------
       STATE/JURISDICTION                   NAME OF ANTI-PREDATORY LENDING                    CATEGORY UNDER
                                                                                             APPLICABLE ANTI-
                                                  LAW/EFFECTIVE DATE                      PREDATORY LENDING LAW
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
Georgia (Oct. 1, 2002 -            Georgia Fair Lending Act, Ga. Code                Home Loan
Mar. 6, 2003)                      Ann.ss.ss.7-6A-1 et seq.

                                   Effective October 1, 2002 - March 6, 2003
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
New Jersey                         New Jersey Home Ownership Security                Home Loan
                                   Act of 2002, N.J. Rev. Stat.ss.ss.46:10B- 22 et
                                   seq.

                                   Effective for loans closed on or after November
                                   27, 2003
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
New Mexico                         Home Loan Protection Act, N.M. Rev. Stat.ss.ss.    Home Loan
                                   58-21A-1 et seq.

                                   Effective as of January 1, 2004; Revised as of
                                   February 26, 2004
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
North Carolina                     Restrictions and Limitations on High Cost Home    Consumer Home Loan
                                   Loans, N.C. Gen. Stat.ss.ss.
                                   24-1.1E et seq.

                                   Effective July 1, 2000; amended October 1, 2003
                                   (adding open-end lines of credit)
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
South Carolina                     South Carolina High Cost and Consumer Home        Consumer Home Loan
                                   Loans Act, S.C. Code Ann.ss.ss.37-23-10 et seq.

                                   Effective for loans taken on or after January
                                   1, 2004
---------------------------------- ------------------------------------------------- ---------------------------------

                                                     EXHIBIT B

                               LIST OF MORTGAGE LOANS WITH ORIGINAL TERM TO MATURITY
                           OF 360 MONTHS AND AN ORIGINAL AMORTIZATION TERM OF 480 MONTHS

                                                 [SEE ATTACHMENT]